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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549


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                                       FORM 8-K

                                    CURRENT REPORT
                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): January 5, 2000



                              PDS FINANCIAL CORPORATION.
                   ------------------------------------------------
                (Exact name of registrant as specified in its charter)

          Minnesota                     0-23928                 41-1605970
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(State or other jurisdiction   (Commission file number)        (IRS employer
     of incorporation)                                      identification No.)

                     6171 Mc Leod Drive, Las Vegas, Nevada 89120
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                      (Address of principal executive offices)

       Registrant's telephone number, including area code:      (702) 736-0700
                                                             ---------------


                                   Not Applicable
                   ------------------------------------------------
            (Former name or former address, if changed since last report)

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Item 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 5, 2000, PDS Financial Corporation, (the "Company") engaged new independent accountants, Piercy, Bowler, Taylor & Kern Certified Public Accountants & Business Advisor A Professional Corporation ("Piercy Bowler") to audit the Company's financial statements as of, and for the year ending, December 31, 1999. The decision to appoint Piercy Bowler was approved by the Audit Committee of the Board of Directors.

     During the last two fiscal years or any subsequent interim period through January 5, 2000 Piercy Bowler were not consulted by the Company or anyone on its behalf as to (i) the application of accounting principles to a specific completed or proposed transaction, (ii) the type of audit opinion that might be rendered on the Company's financial statements or (iii) any matter that was the subject of a "disagreement" or "reportable event" (as such terms are defined in the relevant Rules of the Securities and Exchange Commission).

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 11, 2000                     PDS FINANCIAL CORPORATION



                                        By:   /s/ Steven M. Des Champs
                                             -------------------------------
                                             Name: Steven M. Des Champs
                                             Title:  Chief Financial Officer